EXHIBIT 99.2 c DTE 1Q 2020 EARNINGS CONFERENCE CALL APRIL 28, 2020 1

Safe harbor statement Certain information presented herein includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, and businesses of DTE Energy. Words such as “anticipate,” “believe,” “expect,” “projected,” “aspiration,” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors impact forward-looking statements including, but not limited to, the following: the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power, or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in the Registrants' public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward- Looking Statements section of the joint DTE Energy and DTE Electric 2019 Form 10-K and 2020 Form 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

Participants Jerry Norcia – President and CEO Peter Oleksiak – Senior Vice President and CFO Dave Ruud – Senior Vice President, Corp. Strategy & Development Barbara Tuckfield – Director Investor Relations 3

Focusing on the well-being of our employees and communities and positioned to deliver on our financial targets during COVID-19 pandemic Shareholders • Reaffirming 2020 operating EPS1 guidance Employees with Michigan starting to return to work • Ensuring the health and safety of our employees • Confirming 5% – 7% operating EPS growth target through 2024 • Ensuring strong balance sheet and liquidity position; delivering on cash and capital targets Customers • Delivering safe and reliable energy • 7% dividend increase in 2020; targeting 7% dividend increase in 20212 • Providing support to customers Community • Addressing our communities’ most vital needs through philanthropy and volunteerism 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Subject to Board approval 4

Ensuring the health and safety of our employees while delivering reliable energy • Successfully implemented work from home for over half of our employees • Strategically sequestered crews to ensure healthy back-up support and orderly shift transitions • Paused all non-essential field work for some of our employees • Adjusted shifts, using PPE, practicing social distancing and changing the order in which we are doing work at our facilities and in the field • Developed detailed back-to-work schedules and procedures; paused work resumes in May 5

Providing community support, especially to the most vulnerable • Providing resources to serve families’ basic needs, such as food, shelter and access to core medical services • Assisting non-profit organizations and small businesses with emergency stabilization funds • Providing 2 million respiratory masks to area hospitals, police and first responders • Assisting faith-based institutions which are a trusted resource for community members • Partnering with the City of Detroit, philanthropic organizations and business leaders to enhance high-speed internet citywide and providing devices to over 50,000 students • Continuing our commitment to both community service and employee engagement  Matching employee, contractor and DTE alumni charitable giving  Implementing virtual volunteerism to best assist the communities we live and serve 6

Positioned to deliver on our financial targets with cost reductions and contingency planning Forecasted 2020 earnings pressure (~$60 million) Includes impact of: Earnings • COVID-19 sales reduction and incremental costs pressure • 1Q results below plan • Original contingency in plan used $6.47 – $6.75 1 2020 operating EPS Detailed earnings response plan has been developed guidance Includes: • Recovery of forecasted 2020 pressure Earnings • Contingency rebuild for: response  Potential further delayed return-to-work impacts  Potential unfavorable weather  Non-utilities deliver at plan2 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Non-utilities favorable to plan year-to-date 7

Potential 2020 operating earnings1 impact from electric sales scenarios is $30 – $50 million May start scenario • Return-to-work assumptions Residential sales impacts 3% – 4% annual sales increase  Construction and outdoor industries: May • $40 – $50 million operating  Industrial: May  earnings increase  Non-essential retail, restaurants and lodging: staggered throughout the summer  Non-essential offices: late summer Commercial sales impacts • 6% – 9% annual sales decrease  Universities and K-12 schools: September  $50 – $75 million operating earnings decrease Slow start scenario • Return-to-work includes base case scenario except Industrial sales impacts  Industrial: late summer • 18% – 22% annual sales decrease  Non-essential offices: closed through year-  $20 – $25 million operating end earnings decrease  Universities and K-12 schools: virtual through year-end 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 8

Updated planning process includes daily review of contingency plan and lean actions across all business lines Robust planning • Strong history of successfully Annually create detailed 5-year plan implementing earnings contingency plans including during the last recession Includes earnings contingency across the portfolio • Lean actions include one-time items targeted at $2.5 billion O&M spend Weekly detailed executive management review of  Delaying additional hiring first 2 years  Minimizing overtime  Reducing contractor and consultant If contingency is not spend If contingency consumed: employ consumed: employ lean invest/increase  Deferring banked maintenance work guidance  Reducing materials and support expense Daily executive  Decreasing travel expense management review to  Fast forwarding automation and work initiate additional lean from home projects actions Current year condition • Regulatory mechanisms to defer uncollectible and COVID-19 costs 9

1Q 2020 operating earnings1 variance (millions, except EPS) 1Q 2019 1Q 2020 Variance Primary drivers Warmer weather, non-qualified benefit plan DTE Electric $ 147 $ 94 $ (53) investment losses and higher depreciation rates offset by rate implementation DTE Gas 151 121 (30) Warmer weather Blue Union acquisition and other pipeline Gas Storage & Pipelines 48 72 24 earnings Cogeneration and RNG projects offset by lower Power & Industrial Projects 26 30 4 REF volumes Energy Trading 5 14 9 Power portfolio performance Corporate & Other (3) (11) (8) Timing of taxes ($27) million of the ($54) million DTE Energy $ 374 $ 320 $ (54) variance was anticipated in our plan Operating EPS $ 2.05 $ 1.66 $(0.39) Avg. shares outstanding 183 192 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 10

Positioned to achieve our 2020 operating EPS1 guidance (millions, except EPS) 2020 operating earnings guidance Assumptions underlying 2020 guidance • Electric sales assume Michigan’s shelter- DTE Electric $759 - $773 in-place order is lifted in May DTE Gas 185 - 193  Recovery will be slow and continues into 2021 Gas Storage & Pipelines 277 - 293 • Constructive regulatory outcomes Power & Industrial Projects 133 - 148 • Robust plan to achieve 2020 operating earnings guidance Energy Trading 15 - 25  Majority of growth from utilities Corporate & Other (122) - (132)  Contracted non-utility growth  COVID-19 economic impact response DTE Energy $1,247 - $1,300 plan Operating EPS $6.47 - $6.75 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 11

Additional measures taken to further strengthen our liquidity position Liquidity Financial strength and culture of cash control (billions) $0.4 $3.2 • Metrics within targeted ranges $0.4 • Strong liquidity position $0.8  Issued $1.7 billion of long-term debt at DTE Electric at extremely favorable rates $1.6  Secured bank term loans for additional liquidity; significantly mitigates commercial paper and capital markets risk Available Bank Additional Change in Available liquidity term capacity utilized liquidity December loans secured capacity April 2019 closed 2020 12

Maintaining strong cash flow, balance sheet and credit profile (billions) • Maintaining strong investment-grade Planned equity issuances credit rating and FFO1/Debt2 target at 18% 2020 – 2022 • Targeting lower end of range for 2020 $1.3 equity issuances • Reiterating capital guidance Convertible equity units $0.1 – $0.4 $0.1 – $0.3 Credit ratings S&P Moody’s Fitch 2020 2021 2022 DTE Energy BBB Baa2 BBB $1.5 – $2.0 (unsecured) DTE Electric A Aa3 A+ (secured) DTE Gas A A1 A (secured) 1. Funds from Operations (FFO) is calculated using operating earnings 2. Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity 13

High-quality utilities progressing on $15 billion 5-year capital investment plan with potential $2 billion upside DTE Electric DTE Energy investment Utility investment 2020 - 2024 2020 - 2024 • Received IRP order and filed updated renewable energy plan $19 billion Additional • Ahead of pace on voluntary renewable ~$2 opportunity commitments $3 DTE Gas  GM subscribed additional 250 MW in 80% utility 2020 $12 DTE Electric investment DTE Gas • Received approval for first transmission system renewal project in April • Completed 180 miles of main renewal in Utilities Non-utilities 2019  Targeting 200 miles in 2020 14

GSP is well positioned for value creation Gas Storage & Pipelines Percentage of revenue from demand-based • Progressing on LEAP construction with an contracts or MVCs/flowing gas expected 3rd quarter in-service date • Business is producing strong adjusted EBITDA1 and is beating plan year-to-date 100%  2020 adjusted EBITDA range is $665 – 92% 93% $703 million • Well-positioned in low cost Marcellus and Haynesville dry gas basins; supported by strong contracts Contract credit  Pipelines have long-term contracts and provisions favorable future dynamics as it is increasingly difficult to build new pipes Average contract  Storage is positioned in several high- tenor (years) 10 9 10 demand, very liquid markets  Gathering systems include acreage Regulated Gathering Gathering dedications heavily supported by minimum pipelines and pipelines volume commitment storage 1. Reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 15

P&I operating earnings1 are underpinned by RNG and cogeneration growth Power & Industrial Projects • RNG and cogeneration projects drive long- term growth  Wisconsin RNG and Ford Motor projects fully operational  Originated over $50 million of earnings since 2017; continuing targeted origination pace of ~$15 million per year • Developing high-potential investment opportunities with additional targets in early screening  Strong project pipeline to execute growth strategy in industrial energy services and RNG businesses 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 16

Our strategies and operating model create extraordinary value for our people, customers, communities and shareholders Providing support during the COVID-19 pandemic Strong track record of operating EPS1 growth • Ensuring the health and safety of our employees 7.3% CAGR • Delivering safe and reliable energy • Providing support to customers $6.30 • Addressing our communities’ most vital needs Strong track record of delivering value for shareholders • Strong corporate culture with proven ability to $2.90 achieve results during times of economic stress • Financial targets are achievable during COVID-19 pandemic with management actions 2008 2019 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 17

CONTACT US DTE Investor Relations www.dteenergy.com/investors 313.235.8030 18

Appendix 19

Clear line of sight for growth supported by investment in utility infrastructure and disciplined non-utility opportunities 2020 – 2024 DTE Energy investment $19 billion Electric: Distribution infrastructure, $15 $12 cleaner generation, maintenance Gas: Base infrastructure, main $3 80% renewal acceleration utility investment $1.2 - $1.7 GSP: Organic growth on existing platforms $1 GSP: Blue Union/LEAP contracted capital $1.0 - $1.4 $2.2 - $2.7 $1.0 – P&I: Industrial energy services, $1.4 renewable natural gas (RNG) Potential $2 billion upside to 5-year utility investment plan from visible infrastructure investment 20

Contributing to local economy; invested $11.4 billion in Michigan businesses since 2010 (billions) Investing in Michigan businesses $2.1 • Driving economic growth in Michigan • Invested over $11.4 billion since 2010  Creating 34,000 jobs • $2.1 billion in 2019  With over 2,300 businesses  In 78 counties $0.5 Continuing to be a major force for economic progress for Michigan 21

DTE Electric variance analysis (millions) Operating earnings1 variance $147 ($24) • Warmer weather in 2020 - variance to normal weather ($35)  1Q 2019: $6 $17 ($11)  1Q 2020: ($18) $94 • Non-qualified benefit plan investment losses from trust used to fund deferred compensation and retirement benefits 1Q 2019 Weather Non-qualified Rate Other 1Q 2020 benefit plan implementation investment offset by rate losses base costs 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 22

Cash flow and capital expenditures guidance Cash flow Capital expenditures (billions) (millions) 2020 2020 guidance guidance Cash from operations1 $3.0 DTE Electric Capital expenditures (4.5) Base infrastructure $680 Free cash flow ($1.5) New generation 1,050 Distribution infrastructure 850 Dividends $(0.8) $2,580 Net cash ($2.3) DTE Gas Base infrastructure $270 Debt financing Main renewal 300 Issuances 3.0 $570 Redemptions (0.7) Change in debt $2.3 Non-utility 1,200 – 1,400 Total $4,350 – $4,550 1. Includes equity issued for employee benefit programs 23

Cash flow and capital expenditures actuals Cash flow Capital expenditures (billions) (millions) 1Q 2019 1Q 2020 1Q 2019 1Q 2020 Cash from operations1 $0.8 $1.0 DTE Electric Capital expenditures (0.7) ($1.3) Base infrastructure $178 270 Free cash flow $0.1 ($0.3) New generation 142 415 Distribution infrastructure 210 184 Dividends ($0.2) ($0.2) $530 $869 Net cash ($0.1) ($0.5) DTE Gas Base infrastructure $74 65 Debt financing Main renewal 37 59 Issuances $0.6 $1.4 $111 $124 Redemptions (0.5) ($0.3) Change in debt $0.1 $1.1 Non-utility $86 $338 Total $727 $1,331 Cash on hand increase2 $0.6 1. Includes equity issued for employee benefit programs 2. Cash on hand due to pull-forward of debt issuances for increased liquidity 24

Weather impact on sales Cooling degree days – DTE Electric service area Heating degree days – DTE Gas service area 1Q 2019 1Q 2020 % Change 1Q 2019 1Q 2020 % Change Actuals - - 0% Actuals 3,420 2,890 (15%) Normal - - 0% Normal 3,245 3,288 1% Deviation from normal 0% 0% Deviation from normal 5% (12%) Operating earnings1 impact of weather – DTE Electric Operating earnings impact of weather – DTE Gas (millions) 1Q (millions) 1Q 2019 $6 2019 $9 2020 ($18) 2020 ($23) (per share) 1Q (per share) 1Q 2019 $0.03 2019 $0.05 2020 ($0.09) 2020 ($0.12) Weather normal sales – DTE Electric service area 1Q 2019 1Q 2020 % Change Residential 3,632 3,714 2.3% Commercial 4,725 4,620 (2.2%) Industrial 2,905 2,722 (6.3%) Other 63 60 (4.8%) 11,325 11,116 (1.8%) 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 25

DTE Electric and DTE Gas regulatory update DTE Electric DTE Gas • General rate case – filed July 2019 • General rate case – filed November 2019 (U-20561) (U-20642)  Effective: May 2020  Effective: October 2020  Rate recovery: $351 million  Rate recovery: $204 million  ROE: 10.5%  ROE: 10.5%  Capital structure: 50% debt, 50% equity  Capital structure: 48% debt, 52% equity  Rate base: $18.3 billion  Rate base: $5.1 billion 26

Longer-term demand increases will require continued production growth through new drilling U.S. natural gas demand forecast (Bcf/d) • Longer-term natural gas supply/demand fundamentals remain attractive; shorter-term gas prices 130 +2% remain challenged CAGR 120 110 • Gas demand is forecasted to grow at a 100 2% CAGR through 2030, mainly driven 90 by LNG exports 80 • Wood Mackenzie expects supply to 70 come from areas where our assets are 60 located, including the northeast and 50 gulf coast 40 30 • Short-term demand is less certain 20  In the 2008/2009 recession gas 10 demand dropped by ~2%, then 0 increased post recession by 5% in 2010  We have experienced low price Other Exports to Mexico LNG exports commodity cycles before and have Power Industrial Residential/Commercial emerged in a strong position Source: Wood Mackenzie 27

It is necessary to drill 19 Bcf/d of new natural gas supply on an annual basis to hold production flat Annual decline of U.S. natural gas supply • Given decline profiles of flowing wells, new from currently-flowing wells (Bcf/d) production is needed to just keep supply flat  Wood Mackenzie forecasts it is 92 -27% necessary to drill 19 Bcf/d on an annual basis to hold production flat -18%  Replacing this supply requires prices that allow supply/demand to regain -13% balance -10% -9% • Low oil prices will decrease oil production and associated natural gas production and positively affect the natural gas market  This will stimulate additional natural gas drilling  IHS and Wood Mackenzie forecast gas 2019 2020 2021 2022 2023 2024 prices need to be $2.50/MMBtu or higher in 2021/2022 to meet demand Source: Platts Analytics 28

Our assets are well-positioned in low cost resource basins • The quality of the resource underlying our assets will ensure that gas will continue to flow on our 2021 – 2023 drilling supply curve (Bcf/d) systems  Additionally, our assets are well- positioned in supply basins that ~19 Bcf/d of new supply is needed to hold production flat connect to growing markets with highly-contracted provisions $/MMBtu$ / MMBtu NYMEX $3.00 Resource underlying: • Our major producers are in solid $2.50 Bluestone positions Link $2.00 Blue Union  Attractive resources $1.50  Highly hedged over the next $1.00 couple of years $0.50  Connected to premium markets Associated gas production $0.00 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22  Minimal near-term maturities Bcf/d  Planning to operate within their cash flows Source: Wood Mackenzie and DTE internal analysis (includes imbedded basis differential) 29

2020 Energy Trading reconciliation of operating earnings1 to economic net income (millions) Energy Trading reconciliation • Economic net income equals economic gross margin3 minus O&M expenses and taxes 1Q 2019 1Q 2020 • DTE Energy management uses economic net Operating earnings $5 $14 income as one of the performance measures Accounting adjustments2 10 15 for external communications with analysts Economic net income $15 $29 and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis and 2) operating adjustments for 30 unrealized marked-to-market changes of certain derivative contracts 3. Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

2019 – 2020 reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Adjustments key A) Certain adjustments resulting from derivatives being marked- to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility 1. Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for the three months ended March 31, 2020 and 27% for the three months ended March 31, 2019 31

2019 – 2020 reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Adjustments key A) Certain adjustments resulting from derivatives being marked- to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility 1. Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for the three months ended March 31, 2020 and 27% for the three months ended March 31, 2019 2. Per share amounts for the adjustments are based on the after-tax effect for each item, divided by the diluted weighted average common shares outstanding, as noted on the 32 Consolidated Statements of Operations (Unaudited)

2008 reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2008 Segment Diluted Earnings Per Share Pre-tax Income adjustments taxes EPS DTE Energy Reported EPS $3.36 DTE Electric - - - DTE Gas Performance excellence process 0.04 (0.01) 0.03 Gas Storage & Pipelines - - - Power & Industrial Projects Performance excellence process 0.01 - 0.01 Energy Trading Performance excellence process 0.01 - 0.01 Corporate & Other Residual hedge impact from Antrim sale 0.12 (0.04) 0.08 Tax true-up from sale of joint venture - Crete 0.01 - 0.01 Discontinued operations Synfuel (0.20) 0.07 (0.13) Unconventional gas production (0.74) 0.27 (0.47) DTE Energy Operating EPS ($0.75) $0.29 $2.90 33

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 34

Adjusted EBITDA is a non-GAAP measure Adjusted EBITDA is calculated using net income, the most comparable GAAP measure and adding back expenses for interest, taxes, depreciation and amortization. Adjusted EBITDA also includes an adjustment for DTE’s proportional share of joint venture net income, excluding taxes and depreciation. For GSP, DTE Energy management believes that Adjusted EBITDA is a meaningful disclosure to investors as it is more commonly used as the primary performance measurement for external communications with analysts and investors in the midstream industry. Reconciliation of net income to Adjusted EBITDA as projected for full-year 2020 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA. 35